UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                September 9, 2004



                                  BEL FUSE INC.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-11676                                      22-1463699
-----------------------------------          -----------------------------------
     (Commission File Number)                  (IRS Employer Identification No.)



         206 Van Vorst Street, Jersey City, New Jersey        07302
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)




     Registrant's telephone number, including area code:  (201) 432-0463

     Check  the   appropriate   box  below  if  the  Form  8-K  is  intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 8.01.   Other Events.

             On September 9, 2004, Bel Fuse Inc. announced it filed a Schedule 13D with the Securities and Exchange Commission disclosing its acquisition of 2,037,500 shares, or approximately 5.2% of the outstanding common stock of Artesyn Technologies, Inc. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

             (c)  Exhibits

             99.1  Press release dated September 9, 2004.




                                   SIGNATURES

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              BEL FUSE INC.


Date: September 10, 2004                   By:/s/ Colin W. Dunn
      --------------------                    ----------------------------------
                                              Name:  Colin W. Dunn
                                              Title: Vice President




                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
-----------        -----------

99.1              Press Release of Bel Fuse Inc., dated September 9, 2004.